                       FIFTH AMENDMENT T0 LEASE
                       ------------------------
                      (4300/4400 Bohannon Drive)


     THIS FIFTH AMENDMENT TO LEASE (this "Fifth Amendment") is made as of June 30, 1997 ("Effective Date"), between MENLO OAKS PARTNERS, L.P., a Delaware limited partnership ("Landlord"), and INFORMIX SOFTWARE, INC., a Delaware corporation ("Tenant").

     THE PARTIES ENTER INTO THIS FIFTH AMENDMENT based upon the following facts, understandings and intentions:

     A. Landlord and Tenant are now parties to that certain Menlo Oaks Corporate Center Standard Business Lease (Net) dated as of September 4, 1987, as amended by: (i) that certain side letter agreement dated August 31, 1987,
(ii) that certain side letter agreement dated October 27, 1987, (iii) that certain First Amendment to Lease of 4300 Bohannon Building, Option to Lease 4500 Bohannon Building and Exercise of Extension Option dated as of June 22, 1988, (iv) that certain First Amendment to Lease (4300 Bohannon Drive) dated as of June 18, 1991 (the "First Amendment") , (v) that certain letter agreement dated February 7, 1992, (vi) that certain Second Amendment to Lease dated as of July 17, 1992, (vii) that certain Third Amendment to Lease dated as of June 8, 1993 and (viii) that certain Fourth Amendment to Lease dated as of February 10, 1994 (as amended, the "Lease"). The capitalized terms used in this Fifth Amendment shall have the meanings given to such terms within the Lease, unless otherwise set forth herein.

     B. Pursuant to the terms of the Lease, Landlord currently leases to Tenant the following: (i) approximately 62,920 rentable square feet of space in Landlord's building located at 4300 Bohannon Drive in Menlo Park, California, and (ii) approximately 13,884 rentable square feet of space in Landlord's building located at 4400 Bohannon Drive in Menlo Park, California.

     C. Informix Corporation, a Delaware corporation ("Guarantor"), previously delivered to Landlord its written Guarantee (the "Guarantee") of the obligations of Tenant under the Lease.

     D. Tenant has exercised the first of two (2) Options to Extend the Term of the Lease pursuant to Paragraph 5 of the First Amendment.

     E. Landlord and Tenant now desire to amend the Lease to state the new Term (as extended by Tenant's exercise of its option to Extend) and the Base Rent during the first Extended Term.


                                         1.
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     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

     l. TERM. Article 3 of the Lease is hereby amended so that the Term shall expire on March 31, 2003.

     2. BASE RENT. From and after April 1, 1998, the Base Rent for the Premises payable pursuant to Article 4 of the Lease, as amended, shall be as follows:

        Period               Monthly Base Rent          Annual Base Rent
        ------               -----------------          ----------------

     April 1, 1998-         Two Hundred Three         Two Million Four
     March 31, 1999         Thousand Five Hundred     Hundred Forty-Two
                            Thirty and 60/100         Thousand Three
                            Dollars ($203,530.60)     Hundred Sixty-Seven
                                                      and 20/100 Dollars
                                                      ($2,442,367.20)

     April 1, 1999-         Two Hundred Ten           Two Million Five
     March 31, 2000         Thousand Six Hundred      Hundred Twenty-Seven
                            Fifty-Four and 17/100     Thousand Eight
                            Dollars ($210,654.17)     Hundred Fifty and
                                                      04/100 Dollars
                                                      ($2,527,850.04)

     April 1, 2000-         Two Hundred Eighteen      Two Million Six
     March 31, 2001         Thousand Twenty-Seven     Hundred Sixteen
                            and 07/100 Dollars        Thousand Three
                            ($218,027.07)             Hundred Twenty-Four
                                                      and 84/100 Dollars
                                                      ($2,616,324.84)

     April 1, 2001-         Two Hundred Twenty-       Two Million Seven
     March 31, 2002         Five Thousand Six         Hundred Seven
                            Hundred Fifty-Eight       Thousand Eight
                            and 08/100 Dollars        Hundred Ninety-Six
                            ($225,658.08)             and 96/100 Dollars
                                                      ($2,707,896.96)

     April 1, 2002-         Two Hundred Thirty-       Two Million Eight
     March 31, 2003         Three Thousand Five       Hundred Two Thousand
                            Hundred Fifty-Six and     Six Hundred Seventy-
                            22/100 Dollars            Four and 64/100
                            ($233,556.22)             Dollars
                                                      ($2,802,674.64)

     3. OPTION TO EXTEND. Pursuant to Paragraph 5 of the First Amendment, Tenant has one (1) remaining Option to Extend for a period of five (5) years.


                                         2.
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     4.  REPRESENTATIONS AND WARRANTIES.  Tenant hereby represents, warrants and agrees that: (i) there exists no breach, default or event of default under the Lease, or any event or condition which, with notice or passage of time or both, would constitute a breach, default or event of default under the Lease; (ii) the Lease continues to be a legal, valid and binding agreement and obligation of Tenant; and (iii) Landlord is not in default under the Lease and neither Tenant nor any other party has any offset or defense to their performance or obligations under the Lease.

     5. CONTINUING OBLIGATIONS. Except as expressly set forth to the contrary in this Fifth Amendment, the Lease remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Fifth Amendment and the terms of the Lease, the terms of this Fifth Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment with duplicate counterparts as of the day and year first above written.

                                       "LANDLORD"

                                       MENLO OAKS PARTNERS, L.P., a
                                       Delaware limited partnership

                                       By:  AM LIMITED PARTNERS,
                                            its General Partner

                                            By:  AMAROK MENLO, INC.,
                                                 its Partner


                                                 By: /s/ J. Marty Brill, Jr.
                                                         J. Marty Brill, Jr.
                                                         President


                                       "TENANT"

                                       INFORMIX SOFTWARE INC.,
                                       a Delaware corporation

                                       By: /s/ David H. Stanley
                                             Name: David H. Stanley
                                             Title: Vice President, Legal
                                                    and General Counsel


                                       By:_________________________________
                                       Name:_______________________________
                                       Its:________________________________


                                         3.
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     Guarantor hereby consents to the terms and conditions contained in this
Fifth Amendment and agrees that its obligations under the Guarantee include the guaranty of the obligations of Tenant under this Fifth Amendment.


                                       "GUARANTOR"

                                       INFORMIX, CORPORATION, a
                                       Delaware corporation

                                       By: /s/ David H. Stanley
                                             Name: DAVID H. STANLEY
                                             Title: Vice President, Legal and
                                                    General Counsel


                                       By:_____________________________________
                                             Name:_____________________________
                                             Title:____________________________


                                         4.